UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported)     August 25, 2003
                                                       ------------------------


                                 SEQUIAM CORPORATION
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             (Exact name of registrant as specified in its charter)


            California                333-45678             33-0875030
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   (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation           File Number)        Identification No.)


              300 Sunport Lane, Orlando, Florida               32809
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           (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code     407-541-0773
                                                           --------------------


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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On August 25, 2003, Sequiam held its annual stockholders' meeting at its corporate headquarters in Orlando, Florida. At the meeting, the stockholders re-elected Nicholas H. VandenBrekel, Mark Mroczkowski and James C. Stanley as our directors. Each will serve a term of three (3) years.

     In addition, the stockholders approved an amendment to our Bylaws to extend the term for our directors from one (1) year to three (3) years. As amended,
Section 4.3 of our Bylaws provides as follows:

     Election  of  Directors and Term of Office. The Stockholders of the Company
     ------------------------------------------
     shall elect the directors at every third annual or adjourned annual meeting (except as otherwise provided herein for the filling of vacancies). Each director shall hold office until his or her death, resignation, retirement, removal, or disqualification, or until his or her successor shall have been elected and qualified.

     We are including as exhibits to this report a copy of our company overview and our proxy solicitation included with our annual report. Both documents were delivered to our stockholders together with our amended annual report on Form 10-KSB/A, filed with the Securities and Exchange Commission on June 13, 2003.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The following exhibits are included as part of this report:

     99.1 Company  Overview

     99.2 Proxy  Statement  for  Annual  Meeting

     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SEQUIAM  CORPORATION


Date: August 27, 2003         By: /s/ Nicholas H. VandenBrekel
                              --------------------------------------------
                              Nicholas H. VandenBrekel, Chief Executive Officer


                              By: /s/ Mark L. Mroczkowski
                              --------------------------------------------
                              Mark L. Mroczkowski, Chief Financial Officer


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